Exhibit 99.1

Corporate Presentation January 2018 P I O N E E R I N G I M M U N O T H E R A P Y . T R A N S F O R M I N G L I V E S . 1

Disclaimer Special Note Regarding Forward Looking Statements This presentation and the accompanying oral presentation include express and implied forward looking statements regarding the current intentions, expectations, estimates, opinions and beliefs of Aduro Biotech, Inc. (“Aduro”) that are not historical facts. These forward looking statements include statements regarding Aduro’s expectations for its product candidates (including their therapeutic and commercial potential, anticipated future development activities, anticipated timing of development activities, the indications Aduro and its collaborators plan to pursue, anticipated submissions to the U.S. Food and Drug Administration, potential for eventual regulatory approval, commercialization and launch of Aduro’s product candidates), future results of operations and financial position, business strategy, strategic collaborations, any royalty or milestone payments and Aduro’s ability to obtain and maintain intellectual property protection for its product candidates. Such forward looking statements may be identified by words such as “believes”, “may”, “will”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words. Forward looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, Aduro’s history of net operating losses and uncertainty regarding its ability to achieve profitability, Aduro’s ability to develop and commercialize its product candidates, Aduro’s ability to use and expand its technology platforms to build a pipeline of product candidates, Aduro’s ability to obtain and maintain regulatory approval of its product candidates, Aduro’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources than it does, Aduro’s reliance on third parties, and Aduro’s ability to obtain and adequately protect intellectual property rights for its product candidates. Aduro discusses many of these risks in greater detail under the heading “Risk Factors” in its most recent Quarterly or Annual Report on Form 10 Q or Form 10 K filed with the Securities and Exchange Commission. Any forward looking statements that Aduro makes in this presentation and the accompanying oral presentation speak only as of the date of these presentations. Except as required by law, Aduro assumes no obligation to update its forward looking statements whether as a result of new information, future events or otherwise, after the date hereof. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Aduro or any director, employee, agent, or adviser of Aduro. This presentation does not purport to be all inclusive or to contain all of the information you may desire. The content of this presentation is subject to copyright, which will be asserted by Aduro, and no part of this presentation may be reproduced, stored in a retrieval system, or transmitted in any form or by any means without prior permission in writing from Aduro. 2

Aduro Highlights 3 distinct immunotherapy platforms Partnered & wholly owned assets 374m in cash at 3Q17 Operating capital through 2020 Comprehensive R&D pipeline Locations in Berkeley & Oss (US) (NL) 3

Aduro's Development Pipeline

STING Pathway Activators Using a tumor's composition to activate a patient-specific anti-cancer response	**ADU-S100** Multiple tumors Phase 1 NOVARTIS	**ADU-S100 + αPD-1** Multiple tumors Phase 1b NOVARTIS	**ADU-S100 + Ipi** ***Planned*** Melanoma Phase 1 NOVARTIS	**STING Discovery** STING-Blok Autoimmune Adjuvant Infectious Disease
B-select Antibodies Panning technology to yield high-affinity antibodies targeting functional epitopes	**Anti-APRIL** Multiple Myeloma Phase 1/2	**Anti-CTLA-4** Oncology Preclinical	**Antibody Discovery** Evaluating other unique antibody targets	
pLADD Personalized therapy using a patient's own unique tumor antigens	**pLADD** MSS Colorectal Phase 1			
Out-Licensed Strategic collaborations to advance agents developed at Aduro	**ADU-214** ***Planned*** Lung Phase 1b/2 janssen	**Anti-CD27 agonist** Oncology Preclinical MERCK		

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ADURO BIOTECH

Notable 2017 Accomplishments Corporate achievements and notable news Expanded Scientific Advisory Board with the appointment of several new key opinion leaders Received $2 million in development milestone payment from Merck Bolstered intellectual property position with three new STING patents Awarded East Bay Innovation Award for contributions in Life Sciences and the San Francisco East Bay Community Development achievements Advanced ADU S100 into a global combination trial with the anti PD 1 PDR001 for the treatment of solid tumors and lymphomas Dosed the first patient in the FIH Phase 1/2 clinical trial of novel anti APRIL antibody, BION 1301, for the treatment of multiple myeloma Dosed the first patient in the FIH Phase 1 clinical trial of personalized immunotherapy pLADD Entered into exclusive license agreement for proprietary neoantigen identification technology with Stanford University for use with Listeria based therapeutics Presented preclinical data on efficacy of pLADD Presented preclinical data on anti APRIL antibody demonstrating that its blocking of TACI in addition to BCMA results in inhibition of regulatory T cells Presented preclinical data showing anti CTLA 4 antibody inhibiting tumor growth and enhancing T cell dependent antibody responses Janssen reported encouraging results from a Phase 1 study of ADU 214 in lung cancer 5

STING 6

STING: Off-the-Shelf Patient-Specific Therapy



cGAS
dsDNA
cGAMP
STING
IKK
TBK-1
NF-kB
IRF-3
STAT6
Type I IFN and other Cytokines

STING
STIMULATOR OF **IN**TERFERON **G**ENES

- Family of proprietary small molecules
  - Synthetic compounds more potent than natural STING ligands
  - Strong IP position
- ADU-S100 – first-in-class lead oncology product candidate
  - Activates all known human STING receptors
- ADU-S100 demonstrated preclinical anti-tumor activity
  - Induced 'inflamed' tumor microenvironment
  - Induced tumor antigen-specific T cell immunity
  - Induced durable systemic tumor rejection
  - Combination with anti-PD1 resulted in complete eradication of local & distal tumors resistant to anti-PD1
- Two ongoing Phase 1 studies and multiple additional combination trials being considered
- STING Pathway antagonists for autoimmune disease

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ADURO BIOTECH

STING Pathway Activators and Inhibitors Breadth of Potential STING Pathway Opportunities STING Pathway Agonists & Antagonists Oncology Infectious Disease Autoimmunity / Inflammation $750M collaboration ($250M upfront) Development cost sharing WW; Profit Share 50% in US, 45% in EU 5 & Japan; Mid teens royalty ROW Aduro leads US commercialization, books US sales Unpartnered Unpartnered 8

ADU S100: A Proprietary Highly Active Cyclic Dinucleotide Activity in B16 Melanoma Tumor Model Significantly Better than TLR Agonists ADU S100 More Efficacious than Naturally Occurring CDN ADU S100 More Efficacious Than TLR Agonists 3000 Groups: (N=8) 2500 Groups: (N=8) ] HBSS 3 2500 HBSS control ] [mm control 3 2000 Natural GLA s 2000 (TLR 4) Volume CDN [mm 1500 ADU S100 R848 1500 Volume (TLR 7/8) Tumor Injections 1000 Poly I:C 1000 Tumor (TLR 3) Primary P<0.05 CpG 1668 500 Primary 500 (TLR 9) P<0.05 ADU S100 0 0 (STING) 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Injections Days Post Injection of Tumor Cells Days Post Injection of Tumor Cells 9

ADU S100: Protective Immunity in Preclinical Model Immunity in Lung Metastases Following IT Injection of Primary Tumor HBSS ADU S100 B16 Tumor Model Lung Metastases 50 P<0.001 Groups: (N=8) 40 HBSS control ADU S100 Nodules 30 Tumor 20 Lung 10 0 HBSS ADU S100 B16 subcutaneous injection in the flank (Day 0) followed by IV injection (Day 7) ADU S100 IT treatment course (Days 14, 17, 21) on primary flank tumor 10

ADU S100: Synergistic Activity in Combination with Anti PD1 ADU S100 Renders Anti PD 1 Resistant Tumors Sensitive to Checkpoint Therapy 4T1 mammary carcinoma model Distal Injected Tumor Tumor Low Dose HBSS áPD 1 ADU S100 áPD 1 2500 2000 ] ] 3 3 [mm 2000 [mm 1500 1500 1000 Volume 1000 HBSS IT Volume CDN IT mAb IP 2X weekly mAb IP 2X weekly Tumor 500 Tumor 500 0 0 0 5 10 15 20 25 30 35 0 5 10 15 20 25 30 35 Days Post Tumor Challenge Days Post Tumor Challenge 2000 2500 3 ] 3 ] m m 1500 2000 [ [mm e m 1500 u l 1000 o Volume 1000 V r o m 500 500 u Tumor T 0 0 0 5 10 15 20 25 30 35 0 5 10 15 20 25 30 35 Days Post Tumor Challenge Days Post Tumor Challenge 11

ADU-S100 (MIW815): Phase I Monotherapy Ongoing

PHASE 1 - MONOTHERAPY

DOSE ESCALATION

Patients: Cutaneously accessible, treatment-refractory, advanced or metastatic solid tumors or lymphomas

Primary Objective: Safety and tolerability

Part 1: Dose Escalation - ongoing


ADU-S100
Continue ADU-S100 until progressive disease (PD)
ADU-S100 on Days 1, 8, 15 of 28 day cycle

Part 2: Expansion

(approximately 50 patients each arm)

- Melanoma, basal cell, squamous cell → Based on identified dose
- Other solid tumors and lymphomas → Based on identified dose

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ADURO BIOTECH

Part 1: Monotherapy Dose Escalation Ongoing MTD not reached No dose limiting toxicities observed Safety profile favorable for use in combination therapy Determining a dose that triggers optimal biologic activity Heterogenous population of heavily pre treated patients Includes patients who had previously received checkpoint therapy Some immunogenic, but mostly non immunogenic tumor types Breast, melanoma, merkel cell, pancreas, lymphoma, ovarian, esophageal, rectal, epithelioid, anal Conclusion of dose escalation expected this year Report dose escalation results in 2018 13

ADU-S100 (MIW815): Phase 1 Combination with PDR001 Ongoing

PHASE 1b – PDR001 COMBINATION

DOSE ESCALATION OF COMBINATION THERAPY

Patients: Patients with advanced/metastatic solid tumors or lymphomas

Primary Objective: Safety and tolerability

N~175

Part 1: Dose Escalation - ongoing


ADU-S100
αPD-1 (PDR001)
Two dosing schedules
Continue ADU-S100 and PDR001 until PD
ADU-S100 on Days 1, 8, 15 of 28 day cycle
PDR001 (fixed dose) on Day 1
Continue ADU-S100 and PDR001 until PD
ADU-S100 on Day 1 of 28 day cycle
PDR001 (fixed dose) on Day 1

Part 2: Expansion

(approximately 50 patients each arm)

Tumor-specific and basket arms → Based on identified dose & schedule

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ADURO BIOTECH

ADU S100 (MIW815): Combination with Ipilimumab Planned PHASE 1 – PLANNED IPILIMUMAB COMBINATION DOSE ESCALATION Part 1: Dose Escalation – planned in 2018 ADU S100 Ipi Patients: PD 1 relapsed or Continue ADU S100 until PD refractory melanoma Continue Ipi x 4 cycles Primary Objective: Safety and tolerability ADU S100 on Days 1 & 8 of 21 day cycle Ipilimumab on Day 1 of 21 day cycle Part 2: Expansion ADU S100 (approximately 20 patients each arm) Ipi Cutaneously Continue ADU S100 until PD accessible Continue Ipi x 4 cycles melanoma PD 1 R/R ADU S100 on Days 1 & 8 of 21 day cycle Ipilimumab on Day 1 of 21 day cycle Viscerally accessible Continue ADU S100 until PD melanoma PD 1 R/R Continue Ipi x 4 cycles ADU S100 on Day 1 of 21 day cycle Ipilimumab on Day 1 of 21 day cycle 15

B select 16

B select Monoclonal Antibodies Proprietary ultra selective B cell panning method coupled with rigorous functional screening Earlier iteration of technology at Organon led to discovery of pembrolizumab Technology probes the entire B cell immune response to yield high affinity antibody candidates targeting functional epitopes (e.g. CD27 agonist) Activating Receptors Inhibitory Receptors Soluble Ligands APRIL T Cell A PRoliferation Inducing Ligand Agonistic T Cell Blocking Antibodies Stimulation Antibodies 17

Anti-APRIL: BION-1301 a First-in-Class Antagonist Antibody

Blocking APRIL Inhibits Multiple Myeloma Tumor Growth, Drug Resistance & Immune Suppression in Preclinical Studies



Anti-APRIL
Bone Marrow
APRIL
Binds BCMA
BCMA
MM Cells
αAPRIL mAb
Proliferation of MM Cells
αAPRIL mAb blocks binding
BCMA
MM Cells
Multiple Myeloma (MM) Cells
MM Cells Death

- APRIL: A Proliferation Inducing Ligand
  - Soluble factor that binds to BCMA and TACI receptors and induces signaling
  - Implicated in Multiple Myeloma (MM), CLL, CRC, and IgA Nephropathy
- BION-1301 preclinical activity
  - Inhibits MM proliferation and survival
  - Enhanced MM sensitivity to drug (lenalidomide, bortezomib)
- Anti-APRIL distinct from BCMA targeting
  - Preclinical data suggests a benign safety profile associated with APRIL blockade
  - Enhanced MM killing by anti-BCMA, anti-CD38
  - Inhibits immunosuppressive phenotype (PDL1, IL-10)
  - Inhibits regulatory T-cells

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ADURO BIOTECH

Anti APRIL: Compelling Preclinical Data Anti APRIL Displays Anti tumor Activity and Inhibits Regulatory T cells (novel mechanism driven through TACI) Single Agent Anti tumor Activity in vivo Human INA6 MM cells engrafted into fetal bone chips (NOD Scid mice) controlled by anti APRIL 500 Control 400 01A Ab pg/ml 300 sIL6R 200 100 0 0 18 25 32 Days post treatment 19 Tai et al. (2016) Blood 127:3225 3236; *Tai et al. ASH 2017 Anti APRIL Inhibits T regs Human osteoclasts (OC) produce APRIL driving T reg expansion and function through TACI* 50 * 40 CD4 30 in Treg 20% 10 0 CD3 T OC OC only anti APRIL 19

Anti APRIL: BION 1301 Phase 1/2 Monotherapy Trial Ongoing Patient population: relapsed or refractory multiple myeloma whose disease has progressed after at least 3 prior systemic therapies PHASE 1 – Dose Escalation Primary Objective: Safety and establish recommended dose for expansion N: 3 per dosing cohort Phase 1: Dose Escalation ongoing BION 1301 Continue cycles until PD BION 1301 on Days 1 & 15 in a 28 day cycle PHASE 2 Primary Objective: Safety and activity (ORR) N~12 21 Phase 2: Expansion Based on identified dose 20

Anti APRIL: Multiple Myeloma Incidence Increasing Despite New Entrants, There are no Curative Options; All Patients Relapse and Become Refractory 160,000 140,000 120,000 100,000 80,000 Incidence 60,000 Prevalence 40,000 20,000 2015 2020 2024 2015 2020 2024 2015 2020 2024 US 5 EU Japan Source: Datamonitor 21

Anti CTLA 4: ADU 1604 Humanized IgG1 Antibody ADU 1604 targets unique epitope; IND enabling work underway – Potent inhibitor of CTLA 4 in vitro and in vivo Strongly enhanced T cell responses Human (in vitro) T cell activation 4 0 A D U 1 6 0 4 1 0 D 1 h I g G 1 i s o t y p e c o n t r o l 3 0 ) l m / g n 2 0 ( 2 L I 1 0 0 1 0 1 2 3 A nt i bo dy c o n c e n t r a t i o n ( l o g n M ) Non Human Primate T / B cell activation 300 HBsAg ADU 1604 250 HBsAg 200 150 100 50 0 1 15 29 31 36 43 50 57 Study days NSCLC Patient Derived Xenograft Anti Tumor Activity 2500 ADU 1604 [mm3] Ipilimumab Volume 2000 hIgG1 isotype control Tumor 1500 1000 Absolute 500 0 0 5 10 15 20 25 30 35 40 Days after Randomization 22 Animals received Hepatitis B surface antigen vaccine (HBsAg) with or without ADU 1604 on Day 1 and 29 2 Mice were treated with ADU 1604 on Day 0, 3, 7 and 10 22

Opportunity with Anti CTLA 4 Phase 1 Study to Begin in 2018 Checkpoint inhibitors have been transformational therapies in diverse cancers Anti CTLA 4 MOA validated with demonstrated anti cancer activity Relatively rare development asset Established in melanoma; promising combo data in other tumor types IO landscape continuing to evolve Option for Aduro proprietary combinations to control clinical development and pricing ADU S100 in combination with anti CTLA 4 supported by preclinical data Potential for synergy with other Aduro assets, such as pLADD Potential for partnering opportunities 23

pLADD 24

pLADD: Listeria based Delivery and Antigen presenting Platform Designed to Stimulate Innate Immune Response (cytokines, chemokines, gamma delta T cells and NK cells) & Antigen specific Adaptive T cell Response (CD4 and CD8 T cells) Adaptive Immune Response Dendritic Neoantigen Tumor Specific Cell Expression T Cells pLADD pLADD Engineered with Tumor patient specific Cell neoantigens NK Cells Cytokines Innate Immune Response Tumor Cell Destruction 25

pLADD: Personalized Neoantigen Immunotherapy Utilizing Patient Specific Tumor Antigens pLADD approach Technology well suited to maximize the potential of personalized therapy Allows for engineering of ~25 antigens Manufactured through small scale process Deletion of two virulence genes in bacterial vector Preclinical data demonstrated anti tumor immune responses specific to neoantigens that correlated with survival Collaboration with Hanlee Ji at Stanford University to use proprietary algorithm for neoantigen selection 26

pLADD: Phase 1 Proof-of-Concept Ongoing

- MSS Colorectal Cancer
  - Checkpoint inhibitor monotherapy has not been effective in this patient population
  - Medium mutational burden; ~10-100 potential neoantigens
- pLADD well-suited for MSS CRC: innate and adaptive anti-tumor immunity
  - Recruits NK cells to the liver (common metastasis site) and drives their expansion and activation
- Primary endpoints: Safety and immunogenicity
- Secondary endpoints: ORR, DOR, PFS, OS


Disease Progression
MSS CRC Patients
Maintenance Therapy/Drug Holiday Screening for pLADD
pLADD Treatment Period (pLADD q3 weeks for 9 weeks)
Treatment Continuation Period (pLADD q 6 weeks)
Biopsy 1
Biopsy 2
Biopsy 3

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ADURO BIOTECH

Out licensed 28

Novel CD27 Agonist Licensed to Merck

- Distinctly targets previously undiscovered functional epitope on CD27
  - Triggers CD27 in solution
  - Leads to potent activation of the CD27 co-stimulatory pathway
- In preclinical studies, anti-CD27 agonist induced T cell-mediated anti-cancer response
  - Complete tumor eradication achieved in anti-PD-1 combination
  - CD27 co-stimulates T-cell receptor mediated CD4 and CD8 response
  - CD27 promotes T cell response relevant to cancer rejection
- Merck leading preclinical and clinical development
  - Initiation of first-in-human Phase 1 study expected in 2018
  - Total potential development milestones $312M, commercial milestones $135M, tiered royalties


MB49 tumor model
in human CD27 knock-in mice
Tumor volume (mm³)
2000
1500
1000
500
0
0
7
14
21
28
Day following start of treatment
anti-PD-1
Merck aCD27
Merck aCD27 + anti-PD-1
Isotype control

29

ADU 214: Advanced by Janssen in Lung Cancer ADU 214/JNJ 64041757 Expresses mesothelin and EGFR VIII Encouraging initial results in monotherapy Phase 1 study Patients with advanced (stage IIIb) or metastatic (stage IV) NSCLC 5/9 patients achieved stable disease Evidence of mesothelin specific T cell responses Janssen expected to advance into Phase 1b/2 combination study with nivolumab Global license $30M upfront; $817M total upfront and potential milestones Tiered high single digit to low teens royalties 30

Business Overview 31

Portfolio of Wholly-Owned & Partnered Assets

Aduro Programs

	Program	Collaboration	Indication	Terms	Commercial
STING	ADU-S100 & Others	NOVARTIS	Oncology	$700M (upfront & potential milestones); $50M equity; Co-development & co-commercialization	Aduro leads US sales; Profit/expense share U.S., major EU and Japan; Royalties ROW
STING	Other STING Activators	Aduro owned	Infectious Disease		
STING	STING-Blok	Aduro owned	Autoimmune		
B-select	Anti-APRIL	Aduro owned	Multiple Myeloma		
B-select	Anti-CTLA-4	Aduro owned	Oncology		
pLADD	pLADD	Aduro owned	MSS CRC		

Out-licensed

	Program	Collaboration	Indication	Terms	Commercial
B-select	Anti-CD27 agonist	MERCK	Oncology	$447M (potential milestones) Global license	Mid single-digit to low teens royalties
LADD	ADU-214	janssen	Lung	$817M (upfront & potential milestones); Global license	Tiered high single-digit to low teens royalties
LADD	ADU-741	janssen	Prostate	$365M (upfront & potential milestones); Global license	Tiered mid single-digit to low teens royalties

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ADURO BIOTECH

3Q17 Financials and Patent Position Strong Financial Position Cash & cash equivalents as of $373.5 M 9/30/2017 Operating expenses for $33.1 M third quarter 2017 Shares outstanding as of 77.3 M 10/25/2017 Extensive Patent Portfolio Global Rights (inclusive of in licensed patents) 100 issued composition and methods patents 200 pending applications Nominal Expiration STING: 2025 38 B select: 2030 38 LADD: 2022 37 33

Upcoming Milestones

			H1 2018	H2 2018
Anti-CD27 Merck Milestone Payment		Clinical progress	★	
Anti-CTLA-4		Submit filing to initiate clinical evaluation	★	
ADU-S100 + Ipilimumab	Multiple tumors	Initiate dose escalation		★
ADU-S100 monotherapy	Multiple tumors	Complete dose escalation portion of Phase 1 study		★
ADU-S100 monotherapy	Multiple tumors	Report dose escalation results		★
ADU-S100 + Anti-PD-1	Multiple tumors	Discuss preliminary observations		★
Anti-APRIL	Multiple myeloma	Publish pre-clinical data		★
pLADD	MSS CRC	Report preliminary Phase 1 biomarker observations		★
Anti-CTLA-4		Initiate Phase 1 study		★

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ADURO BIOTECH

Aduro biotech 35